Trade and other receivables and other current assets	12 Months Ended
Dec. 31, 2021
Trade and other receivables and other current assets
Trade and other receivables and other current assets

18. Trade and other receivables and other current assets

	December 31,
	2021	2020	2019

	(Euro, in thousands)
Non-current trade receivables	—	€50,000	—
Trade receivables	€91,786	134,632	€39,603
Prepayments	202	219	292
Other receivables	19,349	13,568	14,114
Trade and other receivables	111,337	148,418	54,009
Consumables inventory	—	319	255
Accrued income	639	1,096	4,443
Deferred charges	9,306	10,502	4,439
Other current assets	9,945	11,917	9,138
Total trade and other receivables & other current assets	€121,282	€210,335	€63,147

The carrying amount of trade and other receivables approximates their fair value. Other current assets mainly included accrued income from subsidy projects and deferred charges.

On December 31, 2021, we did not have any provision for expected credit losses.